Exhibit 10.25

EXECUTION VERSION

INCREMENTAL AMENDMENT, dated as of March 31, 2010 (this “Incremental Amendment”), to the Second Lien Credit Agreement dated as of April 12, 2007 (as amended prior to the date hereof, the “Credit Agreement”), among SAFENET, INC., a Delaware corporation (as successor to STEALTH ACQUISITION CORP., a Delaware corporation) (“Company”), VECTOR STEALTH HOLDINGS II, L.L.C., a Delaware limited liability company, the financial institutions from lime to time party thereto in the capacity of lenders (the “Lenders”), DEUTSCHE BANK TRUST COMPANY AMERICAS, as administrative agent (in such capacity, the “Administrative Agent”) and as collateral agent, CITIBANK, N.A., as syndication agent, and DEUTSCHE BANK SECURITIES INC. and CITIGROUP GLOBAL MARKETS INC., as joint lead arrangers and joint bookrunners.

A. Pursuant to subsection 2.10 of the Credit Agreement, Company may from time to time request Incremental Loans, subject to the terms and conditions set forth therein.

B. Company has requested that Lenders provide Incremental Loans in an aggregate amount of $10,989,011.00, the proceeds of which will be used to finance the Aladdin Conveyance and to pay related fees and expenses.

C. Each existing Lender or Additional Lender set forth on Annex I attached hereto (collectively, the “Incremental Lenders”) are willing, subject to the terms and conditions set forth herein and in the Credit Agreement, to make to Company the Incremental Loan set forth opposite its name on Annex I attached hereto.

D. Pursuant to subsection 2.10 of the Credit Agreement, Company, the Incremental Lenders and Administrative Agent may enter into an Incremental Amendment without the consent of any other Lenders to effect such amendments to the Credit Agreement and the other Loan Documents as may be necessary or appropriate, in the reasonable opinion of Administrative Agent and Company, to effect the provisions of subsection 2.10 of the Credit Agreement.

E. Capitalized terms used but not defined herein have the meanings assigned to them in the Credit Agreement.

Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, and subject to the conditions set forth herein, the parties hereto hereby agree as follows:

ARTICLE I

Incremental Amendment

This Incremental Amendment is an Incremental Amendment referred to in subsection 2.10 of the Credit Agreement, and Company, Incremental Lenders and Administrative Agent hereby agree that:

A. Each Incremental Lender hereby severally agrees to provide the Incremental Loans set forth opposite its name on Annex I attached hereto (for each such

Incremental Lender, its “Incremental Commitment”) at 91% of the principal face amount thereof (i.e. 9.0% of the principal amount of the Incremental Loans will be withheld by the Incremental Lenders upon the funding thereof). Each Incremental Commitment provided pursuant to this Incremental Amendment shall be subject to all of the terms and conditions set forth herein and in the Credit Agreement.

B. The aggregate Incremental Commitment of the Incremental Lenders is $10,989,011.00.

C. Subject to the satisfaction of the conditions to the making of Loans set forth in subsection 4.2 of the Credit Agreement and to the satisfaction of the conditions set forth in Article III below, the funding of the Incremental Loans will occur in one drawing on the date hereof upon Company’s request in accordance with subsections 2.1B and 4.2 of the Credit Agreement. In the event that all or any portion of the Incremental Loans is not borrowed on or before the date hereof, the unborrowed portion of the Incremental Commitments shall automatically terminate on such date unless each Incremental Lender shall, in its sole discretion, agree to an extension.

D. The Incremental Commitments provided pursuant to this Incremental Amendment shall constitute Commitments and, upon the Effective Date (as hereinafter defined), the Incremental Commitment of each Incremental Lender shall become the Incremental Loans of such Incremental Lender.

E. The Incremental Loans shall have the same terms as the Loans borrowed on the Closing Dale and shall be deemed to be Loans for all purposes under the Credit Agreement and each other Loan Document; provided, however, that (i) Company covenants and agrees that the proceeds of the Incremental Loans made pursuant to this Incremental Amendment shall be used by Company to finance the Aladdin Conveyance and to pay related fees and expenses and (ii) the Incremental Loans shall have a separate CUSIP number from the Loans. Each Incremental Lender shall be deemed to be a Lender for all purposes under the Credit Agreement and each other Loan Document.

ARTICLE II

Representations and Warranties

Each Loan Party represents and warrants, as of the Effective Date, to Administrative Agent and to each of the Incremental Lenders that:

A. This Incremental Amendment has been duly executed and delivered by such Loan Party and constitutes its legal, valid and binding obligation enforceable in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors’ rights and by equitable principles (regardless of whether enforcement is sought in equity or at law).

B. The representations and warranties of each Loan Party set forth in the Loan Documents are true and correct in all material respects on and as of the date such representation and warranty is made, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties were true and correct in all material respects as of such earlier date).

C. At the time of the request of this Incremental Amendment no Potential Event of Default or Event of Default had occurred and was continuing and, upon the effectiveness of this Incremental Amendment and at the time that any such Incremental Loan is made (and after giving effect thereto), no Potential Event of Default or Event of Default has occurred and is continuing,

D. After giving effect on a pro forma basis in accordance with subsection 1.2B of the Credit Agreement to the incurrence of the Incremental Loans, the Consolidated Leverage Ratio as of the end of the most recently ended Fiscal Quarter is less than 5.00 to 1.00.

ARTICLE III

Conditions to Effectiveness

This Incremental Amendment shall become effective on the date (the “Effective Date”) on which each of the following conditions is satisfied:

A. Administrative Agent (or its counsel) shall have received a counterpart of this Incremental Amendment from the Incremental Lenders and each Loan Party signed on behalf of such party;

B. Company shall have paid all fees and reasonable out-of-pocket costs and expenses of Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Incremental Amendment (including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for Administrative Agent with respect thereto) pursuant to the terms of the Credit Agreement;

C. The representations and warranties in Article II hereto shall be true and correct as of the Effective Date and after giving effect on a pro forma basis in accordance with subsection 1.2B of the Credit Agreement to the incurrence of the Incremental Loans;

D. The conditions to closing the Aladdin Conveyance shall have been satisfied or waived and such closing shall occur substantially concurrently with the making of the Incremental Loan;

E. Company shall have delivered to Administrative Agent and the Incremental Lenders an Officer’s Certificate, dated the date of borrowing, in form and substance reasonably satisfactory to Administrative Agent, certifying as of the date of borrowing to clauses (B), (C) and (D) of Article II above; and

F. The Agents and the Incremental Lenders shall have received such opinions of Wilson Sonsini, Goodrich and Rosati, counsel to Company and the Guarantors (which shall cover, among other things, authority, legality, validity, binding effect and enforceability of the documents for the Incremental Amendment and creation and perfection of liens on the Collateral) and such corporate resolutions, certificates and other closing documents as the Incremental Lenders shall reasonably require.

ARTICLE IV

Further Acknowledgments

A. Company acknowledges and agrees that (i) it shall be liable for all Obligations with respect to the Incremental Commitments provided hereby including, without limitation, all Incremental Loans made pursuant hereto and (ii) all such Obligations (including all such Incremental Loans) shall be entitled to the benefits of the Collateral Documents and the Guaranty.

B. Each Guarantor acknowledges and agrees to each the provisions of this Incremental Amendment and to the incurrence of the Incremental Loans to be made pursuant thereto. Each Guarantor acknowledges and agrees that all Obligations with respect to the Incremental Commitments provided hereby and all Incremental Loans made pursuant hereto shall (i) be fully guaranteed pursuant to the Guaranty as, and to the extent, provided herein and in the Credit Agreement and (ii) be entitled to the benefits of the Loan Documents as, and to the extent, provided herein and in the Credit Agreement.

C. Each Incremental Lender party to this Incremental Amendment, to the extent not already a party to the Credit Agreement as a Lender thereunder, (i) confirms that it is an Eligible Assignee, (ii) confirms that it has experience and expertise in the making of or purchasing loans such as the Incremental Loans, (iii) confirms that it has received a copy of the Credit Agreement and the other Loan Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Incremental Amendment and to become an Incremental Lender, (iv) confirms that it will make its Incremental Loans for its own account in the ordinary course and without a view to distribution of such Incremental Loans within the meaning of the Securities Act or the Exchange Act or other federal securities laws (it being understood that, subject to the provisions of subsection 10.1 of the Credit Agreement, the disposition of such Incremental Loans or any interests therein shall at all times remain within its exclusive control), (v) appoints and authorizes Administrative Agent and Collateral Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Loan Documents as are delegated to Administrative Agent and Collateral Agent, as the case may be, by the terms thereof, together with such powers as are reasonably incidental thereto and (vi) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement and the other Loan Documents are required to be performed by it as a Lender.

D. REFERENCE IS MADE TO THE INTERCREDITOR AGREEMENT. EACH INCREMENTAL LENDER HEREUNDER (A) ACKNOWLEDGES THAT IT HAS

RECEIVED A COPY OF THE INTERCREDITOR AGREEMENT, (B) CONSENTS TO THE SUBORDINATION OF LIENS PROVIDED FOR IN THE INTERCREDITOR AGREEMENT, (C) AGREES THAT IT WILL BE BOUND BY AND WILL TAKE NO ACTIONS CONTRARY TO THE PROVISIONS OF THE INTERCREDITOR AGREEMENT AND (D) AUTHORIZES AND INSTRUCTS THE COLLATERAL AGENT TO BE BOUND BY THE INTERCREDITOR AGREEMENT AS COLLATERAL AGENT AND ON BEHALF OF SUCH INCREMENTAL LENDER. THE FOREGOING PROVISIONS ARE INTENDED AS AN INDUCEMENT TO THE LENDERS UNDER THE FIRST LIEN CREDIT AGREEMENT TO EXTEND CREDIT TO COMPANY AND SUCH LENDERS ARE INTENDED THIRD PARTY BENEFICIARIES OF SUCH PROVISIONS.

ARTICLE V

Miscellaneous

A. Credit Agreement. Except as expressly set forth herein, this Incremental Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, Administrative Agent, Company or any other Loan Party under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. After the Effective Date, any reference to the Credit Agreement shall mean the Credit Agreement as modified hereby; provided that any reference in the Credit Agreement to the date of the Credit Agreement, as modified hereby shall in all instances remain as of April 12, 2007, and references in the Credit Agreement to “the date hereof” and “the date of this Agreement,” and phrases of similar import, shall in all instances be and continue to refer to April 12, 2007, and not the date of this Incremental Amendment. This Incremental Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

B. Successors and Assigns. This Incremental Amendment shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of the parties hereto and the successors and assigns of the Incremental Lenders (it being understood that rights of assignment of the parties hereto are subject to the further provisions of subsection 10.1 of the Credit Agreement).

C. Governing Law. THIS INCREMENTAL AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK, ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS INCREMENTAL AMENDMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, IN EACH CASE WHICH ARE LOCATED IN THE COUNTY OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS INCREMENTAL AMENDMENT, COMPANY HEREBY IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS.

D. Counterparts. This Incremental Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be lodged with Company and Administrative Agent.

E. Headings. The headings of the several sections and subsections of this Incremental Amendment are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Incremental Amendment.

F. Severability. Any provision of this Incremental Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions, the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

IN WITNESS WHEREOF, the parties hereto have caused this Incremental Amendment to be duly executed by their respective authorized officers as of the day and year first written above.

SAFENET, INC., as Company

By:	/s/ Charles Neral
Name: Charles Neral
Title: Chief Financial Officer

VECTOR STEALTH HOLDINGS II, L.L.C., as Holdings

By:	Vector SA Holdings, LLC, its Managing Member

By:	Vector Capital Partners III, LLC, its General Partner

By:	/s/ Alexander R. Slusky
Name: Alexander R. Slusky
Title: Managing Member

[Incremental Amendment]

IN WITNESS WHEREOF, the parties hereto have caused this Incremental Amendment to be duly executed by their respective authorized officers as of the day and year first written above.

SAFENET, INC., as Company

By:	/s/ Charles Neral
Name: Charles Neral
Title: Chief Financial Officer

VECTOR STEALTH HOLDINGS II, L.L.C., as Holdings

By:	Vector SA Holdings, LLC, its Managing Member

By:	Vector Capital Partners III, LLC, its General Partner

By:	/s/ Alexander R. Slusky
Name: Alexander R. Slusky
Title: Managing Member

[Incremental Amendment]

INGRIAN NETWORKS, LLC, as a Guarantor

By:	/s/ Chris Fedde
Name: Chris Fedde
Title: President

MEDIA SENTRY, INC., as a Guarantor

By:	/s/ Chris Fedde
Name: Chris Fedde
Title: President

RNBO CORPORATION, as a Guarantor

By:	/s/ Chris Fedde
Name: Chris Fedde
Title: President

SAFENET ASSURED DECISIONS, LLC, as a Guarantor

By:	SafeNet, Inc., its Managing Member

By:	/s/ Charles Neral
Name: Charles Neral
Title: Chief Financial Officer

SAFENET GOVERNMENT SOLUTIONS, LLC, as a Guarantor

By:	SafeNet, Inc., its Managing Member

By:	/s/ Charles Neral
Name: Charles Neral
Title: Chief Financial Officer

[Incremental Amendment]

Agreed and Accepted this day of , 2010:

DEUTSCHE BANK TRUST COMPANY AMERICAS as Administrative Agent and an Incremental Lender

By:	/s/ Paul O’Leary
Name: Paul O’Leary
Title: Director

By:	/s/ Omayra Laucella
Name: Omayra Laucella
Title: Vice President

[Incremental Amendment]

ANNEX I

INCREMENTAL COMMITMENT AMOUNTS

(as of the Effective Date)

Names of Incremental Lenders	Amount of Incremental Commitment
Deutsche Bank Trust Company Americas	$10,989,011.00
Total:	$10,989,011.00

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